UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Agree Realty Corporation

(Name of registrant as specified in its charter)

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AGREE REALTY CORPORATION

31850 Northwestern Highway

Farmington Hills, MI 48334

April 4, 2014

To Our Stockholders:

We are filing this supplement to our proxy statement, filed on March 26, 2014, to revise Proposal 4 to approve the 2014 Omnibus Incentives Plan. As revised, the 2014 Omnibus Incentive Plan covers a total of 700,000 shares, rather than 1,000,000 shares, of our common stock.

The following pages include the formal notice of the meeting and a supplement to our proxy statement reflecting updated information about Proposal 4. Our proxy statement dated March 26, 2014 contains important information regarding matters other than Proposal 4, which information is not being revised by this supplement.

It is important that your shares be represented at the Annual Meeting, regardless of whether you plan to attend the meeting in person. Please vote your shares as soon as possible through any of the voting options available to you as described in the proxy statement.

On behalf of management and our Board of Directors, we thank you for your continued support of Agree Realty Corporation.

Brian R. Dickman

Chief Financial Officer and Secretary

AGREE REALTY CORPORATION

31850 Northwestern Highway

Farmington Hills, MI 48334

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on May 5, 2014

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of AGREE REALTY CORPORATION, a Maryland corporation, will be held at 10:00 a.m. local time on May 5, 2014, at the Embassy Suites, 28100 Franklin Road, Southfield, Michigan for the following purposes:

•	To elect two directors to serve until the annual meeting of stockholders in 2017;

•	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2014;

•	To approve, by non-binding vote, executive compensation; and

•	To approve the 2014 Omnibus Incentive Plan.

In addition, stockholders will consider and vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on March 6, 2014 will be entitled to notice of and to vote at the annual meeting or at any adjournment or postponement thereof. Stockholders are cordially invited to attend the meeting in person.

Pursuant to rules promulgated by the Securities and Exchange Commission, we are providing access to our proxy materials over the internet. On or about March 26, 2014, we mailed our stockholders either (i) a copy of this proxy statement, the accompanying proxy card, our annual report and the Notice of Internet Availability of Proxy Materials (the “Notice”) or (ii) the Notice only, each in connection with the solicitation of proxies by our board of directors for use at the annual meeting and any adjournments or postponements thereof. If you received the Notice by mail, you will not receive a printed copy of the proxy materials other than as described herein. The Notice contains instructions for your use of this process, including how to access our proxy statement and annual report over the internet, how to authorize your proxy to vote online and how to request a paper copy of the proxy statement and annual report.

It is important that your shares be voted to ensure the presence of a quorum. You may authorize your proxy to vote your shares over the internet as described in the Notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card in the self-addressed stamped envelope provided. You also may vote by telephone as described in your proxy card. If you attend the annual meeting, you may revoke your proxy in accordance with procedures set forth in the proxy statement and vote in person.

By Order of the Board of Directors

Brian R. Dickman
Chief Financial Officer and Secretary

Farmington Hills, Michigan

AGREE REALTY CORPORATION

31850 Northwestern Highway

Farmington Hills, MI 48334

SUPPLEMENT TO PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

May 5, 2014

PROPOSAL 4 —

APPROVAL OF 2014 OMNIBUS INCENTIVE PLAN

The Board recommends that stockholders vote FOR the approval of the Agree Realty Corporation 2014 Omnibus Incentive Plan (the “2014 Plan”).

The Company currently maintains the Agree Realty Corporation 2005 Equity Incentive Plan (the “2005 Plan”). Available awards under the 2005 Plan include options, stock appreciation rights, restricted stock, unrestricted stock, deferred stock and dividend equivalent rights. Upon approval of the 2014 Plan, all subsequent awards of equity or equity rights would be granted under the 2014 Plan, and no further awards would be made under the 2005 Plan.

As discussed in our proxy statement, grants to key employees of restricted stock are an important part of the Company’s compensation program, providing a basis for long-term incentive compensation and helping to tie together the interests of the Company’s stockholders with those of the Company’s directors and key employees. Accordingly, the Board has adopted the 2014 Plan, and in accordance with the rules of the NYSE and the requirements of the Internal Revenue Code, the Company is seeking the approval of the stockholders of the adoption of the 2014 Plan.

The 2014 Plan provides for the award to key employees and consultants of the Company of options, restricted stock, restricted stock units, stock appreciation rights, performance awards (which may take the form of performance units or performance shares) and other awards to acquire up to an aggregate of 700,000 shares of the Company’s common stock. Awards to be settled solely in cash (or in the case of restricted stock units or performance units that may be settled in cash, if actually settled in cash) shall not count against the shares reserved for issuance under the 2014 Plan. If an award under the 2014 Plan of restricted stock, restricted stock units or performance units is forfeited, the common shares covered by any such award would again become available for issuance under new awards. On the other hand, the 2014 Plan prohibits share recycling in connection with net settlement of options or stock appreciation rights, shares delivered or withheld to pay the exercise price or withholding taxes under options or stock appreciation rights, and shares repurchased on the open market with the proceeds of an stock option exercise.

The 2014 Plan prohibits the repricing of options without stockholder approval. This provision relates to both direct repricings (i.e., lowering the exercise price of an option) and indirect repricings (i.e., canceling an outstanding option and granting a replacement or substitute option with a lower exercise price, or exchanging options for cash, other options or other awards). The repricing prohibition also applies to stock appreciation rights. The 2014 Plan also prohibits the cash repurchase of underwater options or stock appreciation rights.

As of the Record Date, there were 330,165 shares of restricted stock outstanding under the 2005 Plan, none of which will be affected by the adoption of the 2014 Plan. However, if any shares of restricted stock are forfeited under the 2005 Plan, those shares will not be available for issuance under new awards under the 2014 Plan.

As of the Record Date, the Company had 14,964,396 shares of common stock outstanding.

A description of the provisions of the 2014 Plan is set forth below. This summary is qualified in its entirety by the detailed provisions in the 2014 Plan, which is attached to this supplement to proxy statement as Appendix A.

General Description of the 2014 Plan

Overview. The purposes of the 2014 Plan are (a) to provide incentives for our key employees by encouraging their ownership of stock and (b) to aid us (and our affiliates) in retaining such key employees, upon whose efforts our success and future growth depends, and to attract other such individuals.

Administration. The 2014 Plan is administered by our Compensation Committee, although the Board may administer the 2014 Plan, in whole or in part, in certain circumstances. Subject to the terms of the 2014 Plan, the Compensation Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards and interpret provisions of the 2014 Plan. The Compensation Committee may delegate, to a subcommittee of directors and/or officers, the authority to grant or administer awards to persons who are not then reporting persons under Section 16 of the Exchange Act.

Shares of Common Stock Reserved for Issuance Under the 2014 Plan. There are 700,000 shares of our common stock reserved for issuance under the 2014 Plan, and no awards have yet been granted under the 2014 Plan. The shares of common stock to be issued under the 2014 Plan consist of either authorized and unissued common shares, or common shares previously held in the treasury of the Company, or both. The closing price of our common stock as reported by the NYSE on the Record Date was $30.88.

Eligibility and Share Limitations. Awards may be made under the 2014 Plan to our key employees and consultants as determined by our Compensation Committee to be in our best interests, provided that only key employees shall be eligible to receive incentive stock options. We currently anticipate that approximately ten persons may receive awards in 2014 under the 2014 Plan. The maximum number of common shares subject to options or stock appreciation rights that may be awarded under the 2014 Plan to any person is 100,000 per the Company’s fiscal year. The maximum number of common shares that may be awarded under the 2014 Plan to any person, other than pursuant to an option or stock appreciation rights, is 100,000 per the Company’s fiscal year. The maximum performance award opportunity that may be awarded to any person under the 2014 Plan relating to performance units and payable in cash is $5 million per the Company’s fiscal year.

Amendment or Termination of the Plan. Unless terminated earlier, the 2014 Plan shall terminate on the 10th anniversary of the date the 2014 Plan is approved by the Company’s stockholders. The Board may terminate or amend the 2014 Plan at any time and for any reason, in its discretion. However, no amendment may adversely impair the rights of grantees with respect to outstanding awards. Amendments will be submitted for stockholder approval to the extent required by the Code or other applicable laws, rules or regulations.

Types of Awards Available for Grant under the 2014 Plan

Options. The 2014 Plan permits the granting of options to purchase shares of common stock intended to qualify as incentive options under the Code and also options to purchase common shares that do not qualify as incentive stock options (“non-qualified options”). The exercise price of each option may not be less than 100% of the fair market value of the common shares on the date of grant. In the case of certain 10% stockholders who receive incentive options, the exercise price may not be less than 110% of the fair market value of the common shares on the date of grant. Options granted under the 2014 Plan may generally not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution.

The term of each option is fixed by the Compensation Committee and may not exceed 10 years from the date of grant (or 5 years in the case of incentive stock options granted to 10% stockholders). The Compensation Committee determines at what time or times each option may be exercised. Except as set forth otherwise in an award agreement, options are generally forfeited upon a termination of a participant’s employment or service for cause, and a participant will generally have up to (i) 90 days to exercise any vested option for a termination for any reason other than cause, death or disability, and (ii) 1 year to exercise any option for a termination due to death or disability.

Options may be made exercisable in installments. In general, an optionee may pay the exercise price of an option by cash or certified check, and the Compensation Committee is authorized to permit the exercise price to be paid by net share settlement, broker assisted cashless exercise, tendering common shares already owned, or any other form permitted by the Compensation Committee and applicable laws, rules and regulations. The Compensation Committee may impose blackout periods on the exercise of any option to the extent required by applicable laws.

Restricted Stock. The 2014 Plan permits the granting of restricted stock. Restricted stock awards consist of shares of common stock granted subject to forfeiture if specified holding periods and/or performance targets are not met. The Compensation Committee determines the holding periods and/or performance targets. Prior to the end of the restricted period, restricted stock may not be sold, assigned, pledged, or otherwise disposed of or hypothecated by participants, and may be forfeited in the event of termination of employment or service. During the restricted period, the restricted stock entitles the participant to all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends thereon.

Performance Awards. Performance units and performance shares may also be granted under the 2014 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the Compensation Committee are achieved. The Compensation Committee may establish performance goals in its discretion within the parameters of the 2014 Plan, which, depending on the extent to which they are met, will determine the degree of granting, vesting and/or payout value of performance units and performance shares. The Compensation Committee may impose additional conditions on an award to qualify it as performance-based compensation within the meaning of Section 162(m) of the Code (as described below). While the performance units and performance shares remain unvested, a participant may not sell, assign, transfer, pledge or otherwise dispose of the securities, subject to specified limitations.

Other Awards. The Compensation Committee may also award under the 2014 Plan:

•	stock appreciation rights, which are rights to receive a number of shares of common stock or, in the discretion of the Compensation Committee, an amount in cash or a combination of common shares and cash, based on the increase in the fair market value of the common shares underlying the right over the market value of such common shares on the date of grant (or over an amount greater than the grant date fair market value, if the Compensation Committee so determines) during a stated period specified by the Compensation Committee not to exceed 10 years from the date of grant;

•	restricted stock units, which are substantially similar to restricted shares but result in the issuance of shares of common stock upon meeting specified holding periods and/or performance targets, rather than the issuance of the common shares on the grant date; and

•	unrestricted stock, which are shares of common stock granted without restrictions.

Compliance with Section 162(m) of the Code. Section 162(m) of the Code limits publicly-held companies to an annual deduction for U.S. federal income tax purposes of $1,000,000 for compensation paid to its chief executive officer and the three highest compensated executive officers (other than the chief executive officer and chief financial officer) determined at the end of each year (the “covered employees”). However, performance-based compensation may be excluded from this limitation. The 2014 Plan is designed to permit the Compensation Committee to grant awards that qualify for purposes of satisfying the conditions of Section 162(m).

Business Criteria. The Compensation Committee could use one or more of the following business criteria to measure Company, affiliate, and/or business unit performance for a performance period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index), in establishing performance goals for awards to “covered employees” if the award is to be intended to satisfy the conditions of Section 162(m):

•	total shareholder return (share price appreciation plus dividends);

•	net income;

•	earnings per share;

•	funds from operations (as defined by the National Association of Real Estate Investment Trusts);

•	funds from operations per share;

•	return on equity;

•	return on assets;

•	return on invested capital;

•	increase in the market price of shares or other securities;

•	achieving specified reductions in costs or targeted levels in costs;

•	achieving specified improvements in collection of outstanding accounts or specified reductions in non-performing debts;

•	acquiring or developing a prescribed number of (or dollar volume related to) real estate properties, or maintaining a prescribed number of (or dollar volume related to) real estate properties;

•	achieving or maintaining a level of occupancy at one or more properties;

•	completing specified projects within or below the applicable budget;

•	completing acquisitions or dispositions of other businesses or assets, or integrating acquired businesses or assets; and

•	expanding into new markets.

The Compensation Committee is authorized to exclude one or more of the following items in establishing such performance measures, provided any such determination is made within the applicable time period required by Section 162(m) of the Code: (1) extraordinary items outside the ordinary course of business, including acquisitions, dispositions, restructurings; (2) accounting policy changes required by the U.S. Securities and Exchange Commission or the U.S. Financial Accounting Standards Board; (3) the effect of any change in the outstanding common shares by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, share repurchase, combination or exchange of common shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; and (4) such other objective criteria established by the Compensation Committee within the applicable time period required by Section 162(m) of the Code or other applicable laws.

Dividends or Dividend Equivalents for Performance Awards. Notwithstanding anything to the foregoing herein, the right to receive dividends, dividend equivalents or distributions with respect to a performance award will only be granted to a participant if and to the extent that the underlying award is earned.

Effect of Change in Control. The Compensation Committee may in its discretion provide for the accelerated vesting, lapse of restrictions, or cash-out of any outstanding award in connection with a change in control and may require that a Participant incur a termination of employment or service in connection with such treatment. Notwithstanding the foregoing, the Compensation Committee may not pay cash for any underwater options or SARs.

Forfeiture Provisions. The Compensation Committee may provide by rule or regulation or in any award agreement, or may determine in any individual case, the circumstances in which awards shall be paid or forfeited in the event a participant ceases to be employed by us, or to provide services to us, prior to the end of a performance period, period of restriction or the exercise, vesting or settlement of such award. Except as set forth for options, generally the 2014 Plan provides that various awards will be forfeited if not earned or vested upon termination, unless otherwise provided for in an award agreement.

In addition, unless otherwise specified in an award agreement, the Compensation Committee retains the right to cause a forfeiture of awards upon any breach or violation of agreements, policies or plans of the Company, as well as to the extent permitted by applicable law or regulations.

Adjustments for Stock Dividends and Similar Events. The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares of common stock available for issuance under the 2014 Plan, including the individual limitations on awards, to reflect dividends, splits, extraordinary cash dividends and other similar events.

U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2014 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options. The grant of an incentive stock option will not be a taxable event for the participant or for the employer. A participant will not recognize taxable income upon exercise of an incentive option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of common shares received pursuant to the exercise of an incentive option will be taxed as long-term capital gain if the participant holds the common shares for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). The employer will not be entitled to any compensation expense deduction with respect to the exercise of an incentive option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grant must be made by the employee’s employer or a parent or subsidiary of the employer. The employee must remain employed from the date the option is granted through a date within three months before the date of exercise of the option. If a participant sells or otherwise disposes of the common shares acquired without satisfying the holding period requirement (known as a “disqualifying disposition”), the participant will recognize ordinary income upon the disposition of the common shares in an amount generally equal to the excess of the fair market value of the common shares at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The employer will generally be allowed a compensation expense deduction to the extent that the participant recognizes ordinary income.

Non-Qualified Options. The grant of an option will not be a taxable event for the participant or for us. Upon exercising a non-qualified option, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common shares on the date of exercise. Upon a subsequent sale or exchange of common shares acquired pursuant to the exercise of a non-qualified option, the participant will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the common shares (generally, the amount paid for the common shares plus the amount treated as ordinary income at the time the option was exercised). The Company will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Restricted Stock. A participant who is awarded restricted stock will not recognize any taxable income for U.S. federal income tax purposes in the year of the award, provided that the shares are subject to restrictions (that is, the restricted shares are nontransferable and subject to a substantial risk of forfeiture). However, the participant may elect under Section 83(b) of the Code to recognize compensation income (which is ordinary income) in the year of the award in an amount equal to the fair market value of the common shares on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the participant does not make such a Section 83(b) election, the fair market value of the common shares on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the participant and will be taxable in the year the restrictions lapse and dividends or distributions that are paid while the common shares are subject to restrictions will be subject to withholding taxes. The Company will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Restricted Stock Units. There are no immediate tax consequences of receiving or vesting in an award of restricted stock units under the 2014 Plan; however, restricted stock units are subject to the Federal Insurance Contribution Act tax upon vesting (based on the fair market value of the common shares on the vesting date). A participant who is awarded restricted stock units will recognize ordinary income upon receiving common shares or cash under the award in an amount equal to the fair market value of the common shares at the time of delivery or the amount of cash. The Company will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Performance Shares, Performance Units and Other Stock Unit Awards. A participant generally will recognize no income upon the receipt of a performance share or performance unit. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and/or the fair market value of any substantially vested common shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights. There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2014 Plan. Upon exercising a stock appreciation right, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common shares on the date of exercise. The Company will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Dividend or Dividend Equivalents. A participant will recognize taxable income, subject to withholding of employment tax, upon receipt of a dividend equivalent in cash or in shares of stock. Similarly, a participant who receives restricted stock, and does not make an election under Section 83(b) of the Code with respect to the stock, will recognize taxable ordinary income, subject to withholding of employment tax, upon receipt of dividends on the stock. If the participant made a Section 83(b) election, the dividends will be taxable to the participant as dividend income.

Unrestricted Stock. Participants who are awarded unrestricted stock will be required to recognize ordinary income in an amount equal to the fair market value of the common shares on the date of the award, reduced by the amount, if any, paid for such common shares. The Company will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Withholding. To the extent required by law, and except as provided otherwise by the Committee, we will utilize the net share method of settlement or withhold from any amount paid in settlement of an award, the amount of withholding and other taxes due or take other action as we deem advisable to enable ourselves to satisfy withholding and tax obligations related to any awards.

New Plan Benefits

Awards under the 2014 Plan will be made at the discretion of the Compensation Committee, although no awards have been made to date. Accordingly, we cannot currently determine the amount of awards that will be made under the 2014 Plan. We anticipate that the Compensation Committee will utilize the 2014 Plan to continue to grant long-term equity incentive compensation to key employees similar to the awards described in this proxy statement.

Registration with SEC

The Company intends to file a registration statement with the SEC pursuant to the Securities Act of 1933, as amended, covering the offering of the stock under the 2014 Plan.

The Board recommends that you vote “FOR” the approval of the 2014 Omnibus Incentive Plan.

April 4, 2014

APPENDIX A

AGREE REALTY CORPORATION

Agree Realty Corporation 2014 Omnibus Incentive Plan
(Effective ________ __, 2014)

1.          Purposes of Plan. The purposes of this Plan are (a) to provide incentives and awards to Employees, Directors and Consultants of the Company and its Affiliates, by encouraging their ownership of Stock and (b) to aid the Company and its Affiliates in retaining such Employees, Directors and Consultants, upon whose efforts the Company’s success and future growth depends, and attracting other such individuals.

2.          Definitions. Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

(a)          “Affiliate” means, with respect to the Company, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company. For purposes of clarity, Affiliate shall include all Subsidiaries of the Company.

(b)          “Award” means individually or collectively, a grant under this Plan of Non-qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, or Other Stock and Stock Unit Awards. Each Award shall be evidenced by an Award Agreement containing such terms and conditions as the Committee may approve, but such terms and conditions shall be consistent with any applicable terms and conditions specified in the Plan.

(c)          “Award Agreement” means an agreement, certificate, resolution or other form of writing or other evidence approved by the Committee which sets forth the terms and conditions of an Award. An Award Agreement may be in an electronic medium, may be limited to a notation on the Company’s books and records and, if approved by the Committee, need not be signed by a representative of the Company or a Participant.

(d)          “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

(e)          “Board” or “Board of Directors” means the Board of Directors of the Company.

(f)          “Cause” means, unless otherwise set forth in an applicable employment agreement with a Participant, Participant’s (i) commission of a crime of moral turpitude or a felony that involves financial misconduct or moral turpitude or has resulted, or reasonably could be expected to result, in imprisonment of the Participant or any adverse publicity regarding Participant or the Company or economic injury to the Company, (ii) dishonesty or willful commission or omission of any action that has resulted, or reasonably could be expected to result, in any adverse publicity regarding Participant or the Company or has caused, or reasonably could be expected to cause, demonstrable and serious economic injury to the Company, or (iii) material breach of this Agreement, any other agreement entered into between a Participant and the Company or any of Affiliates, or the Company’s policies and procedures as may be implemented from time to time (other than as a result of the Disability of Participant or other factors outside of Participant’s control) after notice and a reasonable opportunity to cure (if such breach can be cured).

(g)          “Change in Control” shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

(i)          any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any of its Subsidiaries, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan of the Company or any of its Subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the Beneficial Owner, directly or indirectly, of securities of the Company representing 40 percent or more of either (A) the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Company’s Board of Directors (“Voting Securities”) or (B) the then outstanding Shares of the Company (in either such case other than as a result of acquisition of securities directly from the company); or

(ii)         persons who, as of the Effective Date, constitute the Company’s Board of Directors (the “Incumbent Directors”) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or

(iii)        if (A) the Company shall consolidate with, or merge with, any other Person and the Company shall not be the continuing or surviving corporation, (B) any Person shall consolidate with, or merge with, the Company, and the Company shall be the continuing or surviving corporation and in connection therewith, all or part of the outstanding Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (C) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a Subsidiary of any other Person, or (D) the Company shall sell or otherwise transfer substantially all of the assets of the Company and its Subsidiaries (taken as a whole) to any Person or Persons.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Stock or other Voting Securities outstanding, increases (x) the proportionate number of shares of Stock beneficially owned by any person to 40 percent or more of the shares of Stock then outstanding or (y) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 40 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional shares of Stock or other Voting Securities (other than pursuant to a share split, share dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 40 percent or more of the combined voting power of all then outstanding Voting Securities, then a “Change in Control” shall be deemed to have occurred for purposes of the foregoing clause (i).

Notwithstanding the anything else to the contrary contained in this Section 2(g) to the extent “Change in Control” is a payment trigger, and not merely a vesting trigger, for any 409A Award, a “Change in Control” shall not be deemed to have occurred unless such “Change in Control” is also a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, as described in Treas. Reg. Section 1.409A-3(i)(5).

(h)          “Code” means the Internal Revenue Code of 1986 and any successor statute thereto, as amended, including the rules and regulations promulgated thereunder.

(i)          “Committee” means the Compensation Committee of the Board, or any other committee of the Board to the extent designated by the Board by resolution of the Board, which committee shall be constituted as provided in Section 3 hereof.

(j)          “Company” means Agree Realty Corporation, or any successor thereto as provided in Article 18 hereof.

(k)          “Consultant” means any natural person, including an advisor, engaged by the Company or an Affiliate to render bona fide services to such entity (other than in connection with the offer or sale of securities in a capital-raising transaction or to promote or maintain a market for the Company’s securities).

(l)          “Covered Employee” means a Participant who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.

(m)          “Director” means a member of the Board, or a member of the board of directors of an Affiliate.

(n)          “Disability” or “Disabled” means with respect to any other Participant, a condition under which the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

A Participant shall not be deemed to be Disabled as a result of any condition that:

(A) was contracted, suffered, or incurred while such Participant was engaged in, or resulted from such Participant having engaged in, a felonious activity; or

(B) resulted from an intentionally self-inflicted injury or an addiction to drugs, alcohol, or substances which are not administered under the direction of a licensed physician as part of a medical treatment plan.

The Disability of a Participant and the date on which a Participant ceases to be employed by reason of Disability shall be determined by the Company, in accordance with uniform principles consistently applied, on the basis of such evidence as the Committee and the Company deem necessary and desirable, and its good faith determination shall be conclusive for all purposes of the Plan. The Committee or the Company shall have the right to require a Participant to submit to an examination by physicians and to submit to such reexaminations as the Committee or the Company shall require in order to make a determination concerning the Participant’s physical or mental condition; provided, however, that a Participant may not be required to undergo a medical examination more often than once each 180 days. If any Participant engages in any occupation or employment (except for rehabilitation as determined by the Committee) for remuneration or profit, which activity would be inconsistent with the finding of Disability, or if the Committee, on the recommendation of the Company, determines on the basis of a medical examination that a Participant no longer has a Disability, or if a Participant refuses to submit to any medical examination properly requested by the Committee or the Company, then in any such event, the Participant shall be deemed to have recovered from such Disability. Notwithstanding the foregoing, in the event a Participant is employed under a written employment agreement with the Company or one of its Affiliates which agreement includes a definition of “disability,” “disability” shall have the meaning set forth in such agreement; provided, however, to the extent such agreement is silent on any of the determination provisions set forth in this paragraph, such provisions shall apply.

The Committee in its discretion may revise this definition of “Disability” for any grant, except to the extent that the Disability is a payment event under a 409A Award, in which event the definition of “Disability” in Treas. Reg. Section 1.409A.-3(i)(4) shall apply and cannot be changed after the 409A Award is granted.

(o)          “Eligible Person” means any Employee, Director or Consultant and includes non-Employees to whom an offer of employment has been or is being extended.

(p)          “Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

(q)          “Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

(r)          “Fair Market Value” means the value of a Share, determined as follows: if on the Grant Date or other determination date the Shares are listed on an established national or regional share exchange, is admitted to quotation on the Nasdaq National Market or is publicly traded on an established securities market, the Fair Market Value of a Share shall be the closing price of the Shares on such exchange or in such market (if there is more than one such exchange or market the Committee shall determine the appropriate exchange or market) on the Grant Date or such other determination date; or if there is no such reported closing price, the Fair Market Value shall be the mean between the high and low sale prices on such trading day, or if no sale of Shares is reported, the mean between the highest bid and lowest asked price on such trading day, or, if no bid and asking price is reported for such trading day, the reported closing price on the next preceding day on which any sale shall have been reported. If the Shares are not listed on such an exchange, quoted on such system or traded on such a market, the Fair Market Value shall be the value of the Shares as determined by the Committee in good faith; provided that such valuation with respect to any Award that the Company intends to be a stock right not providing for the deferral of compensation under Treas. Reg. Section 1.409A-1(b)(5)(i) (Non-Qualified Options) shall be determined by the reasonable application of a reasonable valuation method, as described in Treas. Reg Section 1.409A-1(b)(5)(iv)(B). In the case of an Incentive Stock Option, if the foregoing method of determining fair market value is inconsistent with Section 422 of the Code, then Fair Market Value shall be determined by the Committee in a manner consistent with such section of the Code and shall mean the value so determined.

(s)          “409A Award” means any Award that is treated as a deferral of compensation subject to the requirements of Section 409A of the Code.

(t)          “Grant Date” means the date on which an Award is made by the Committee or the Board of Directors under this Plan or such later date as may be specified by the Committee or the Board.

(u)          “Incentive Stock Option” or “ISO” means an option to purchase Stock, granted under Section 6 hereof, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

(v)          “Non-qualified Stock Option” or “NQSO” means an option to purchase Stock, granted under Section 6 hereof, which is not intended to be an Incentive Stock Option.

(w)          “Option” means an Incentive Stock Option or a Non-qualified Stock Option.

(x)          “Option Price” means the exercise price for each Share subject to an Option.

(y)          “Optionee” means the holder of an Option.

(z)          “Other Stock and Stock Unit Award” means awards of unrestricted Shares, or other awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other securities of the Company.

(aa)         “Outside Director” means a member of the Board who is not an employee of the Company or any Affiliate.

(bb)         “Participant” means any Eligible Person who has been granted an Award under the Plan.

(cc)         “Performance Award” means a performance-based Award, which may be in the form of either Performance Shares or Performance Units.

(dd)         “Performance Measures” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): (i) total shareholder return (share price appreciation plus dividends), (ii) net income, (iii) earnings per share, (iv) funds from operations (as defined by the National Association of Real Estate Investment Trusts), (v) funds from operations per share, (vi) return on equity, (vii) return on assets, (viii) return on invested capital, (ix) increase in the market price of shares or other securities, (x) achieving specified reductions in costs or targeted levels in costs; (xi) achieving specified improvements in collection of outstanding accounts or specified reductions in non-performing debts; (xii) acquiring or developing a prescribed number of (or dollar volume related to) real estate properties, or maintaining a prescribed number of (or dollar volume related to) existing real estate properties; (xiii) achieving or maintaining a level of occupancy at one or more real estate properties; (xiv) completing specified projects within or below the applicable budget; (xv) completing acquisitions or dispositions of other businesses or assets, or integrating acquired businesses or assets; and (xvi) expanding into new markets. Subject to any exceptions noted in this Section 2(dd), Section 9(d) hereof, or any Award Agreement and any exceptions approved by the Committee, each such objective shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company. Performance Measures may vary from performance period to performance period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(ee)         “Performance Share” means an Award, designated as a Performance Share, granted to a Participant pursuant to Section 9 hereof, the value of which is determined by the Fair Market Value of the Stock in a manner deemed appropriate by the Committee and described in the Award Agreement.

(ff)         “Performance Unit” means an Award, designated as a Performance Unit, granted to a Participant pursuant to Section 9 hereof, the value of which is determined, in whole or in part, by the attainment of preestablished goals relating to Company financial or operating performance as deemed appropriate by the Committee and described in the Award Agreement.

(gg)         “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is restricted, pursuant to Section 8 hereof.

(hh)         “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d)(3).

(ii)         “Plan” means the Agree Realty Corporation 2014 Omnibus Incentive Plan, as hereafter amended.

(jj)         “Related Option” means an Incentive Stock Option or a Non-qualified Stock Option granted in conjunction with the grant of a Stock Appreciation Right.

(kk)         “Restricted Stock” means an Award, designated as Restricted Stock, granted to a Participant pursuant to Section 8 hereof.

(ll)         “Restricted Stock Unit” means an Award, designated a Restricted Stock Unit, granted to a Participant pursuant to Section 8 hereof.

(mm)         “Retirement” means termination of employment or service by a Participant with the consent of the Committee on or after age 65, or any other definition established by the Committee, in its discretion, either in any Award or in writing after the grant of any Award, provided that the definition of Retirement with respect to the timing of payment (and not merely vesting) of any 409A Award cannot be changed after the Award is granted.

(nn)         “Rule 16b-3” means Rule 16b-3 adopted pursuant to Section 16(b) of the Exchange Act.

(oo)         “SAR Exercise Price” means the per share exercise price of an SAR granted to a Participant under Section 7 hereof.

(pp)         “Secretary” means the officer designated as the Secretary of the Company.

(qq)         “Section 16 Person” means a Participant who is subject to Section 16(b) of the Exchange Act with respect to transactions involving Stock.

(rr)         “Stock” or “Shares” means the common stock of the Company, $0.01 par value.

(ss)         “Stock Appreciation Right” or “SAR” means an Award, designated as a Stock Appreciation Right, granted to a Participant pursuant to Section 7 hereof.

(tt)         “Subsidiary” means a subsidiary of the Company within the meaning of Section 424(f) of the Code.

(uu)         “Substitute Award” means any Award granted or issued to a Participant in assumption of, or in substitution for, outstanding awards, or the right or obligation to make future awards by a company acquired by the Company or with which the Company combines (by merger, asset acquisition or otherwise).

(vv)         “Ten Percent Shareholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding shares of the Company, its parent, or any of their Subsidiaries. In determining share ownership, the attribution rules of Section 424(d) of the Code shall be applied.

3.          Administration.

(a)          The Plan shall be administered by or pursuant to the direction of the Committee, provided that the Board may exercise all of the Committee’s powers, authority and obligations under this Plan (and any Award Agreement) at any time, in whole or in part, in the Board’s discretion. All determinations and interpretations made by the Committee shall be final, conclusive and binding on all persons, including Participants and their legal representatives and beneficiaries. No member of the Committee or the Board shall be liable to any person for any such action taken or determination made in good faith with respect to the Plan or any Award or Award Agreement. Unless the Board determines otherwise, (i) all members of the Committee shall be “outside directors” as described in Section 162(m) of the Code, and (ii) no person shall be appointed to or serve as a member of the Committee unless at the time of such appointment and service he shall be a “non-employee director,” as defined in Rule 16b-3.

(b)          The Committee, subject to the terms of the Plan, shall have plenary authority to establish such rules and regulations, make such determinations and interpretations, and take such other administrative actions as it deems necessary or advisable to the administration of the Plan, any Award or any Award Agreement. The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the authority to:

(i)          grant Awards and determine the terms and conditions of the Awards;

(ii)         determine the Participants to whom and the times at which Awards shall be granted;

(iii)        determine all terms and provisions of each Award Agreement, which need not be identical;

(iv)         construe and interpret the Award Agreements and the Plan;

(v)          establish, amend, or waive rules or regulations for the Plan’s administration;

(vi)         to accelerate the exercisability of any Award, the end of a performance period or termination of any Period of Restriction;

(vii)        establish the rights of Participants with respect to an Award upon termination of employment or service as a Director;

(viii)      determine whether, to what extent, and under what circumstances an Award may be settled, forfeited, exchanged or surrendered;

(ix)         amend the terms of previously granted Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to the Participant, except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Award; and

(x)          make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

Notwithstanding the foregoing, neither the Committee nor the Board shall effect at any time directly or indirectly the repricing of any outstanding Options or SARs without shareholder approval, including without limitation a repricing by (i) the cancellation of any outstanding Options or SARs under the Plan and the grant in substitution therefor of new Options or SARs under the Plan covering the same or different amount of Shares, or (ii) the cancellation of any outstanding Options or SARs with respect to which the Option Price or SAR Exercise Price is above Fair Market Value in exchange for a cash payment.

Unless otherwise specified in an Award Agreement, the Company retains the right to cause a forfeiture of any Award, or the gain realized by a Participant in connection therewith, on account of actions taken by the Participant in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or customers of the Company or its Affiliates, any confidentiality obligation with respect to the Company or its Affiliates, or any other policy of or agreement with the Company or its Affiliates, or as otherwise permitted by applicable laws and regulations, including but not limited to, the Sarbanes-Oxley Act of 2002 and the Dodd-Frank Wall Street Reform and Consumer Protection Act, and the rules and regulations promulgated under each respective act.

(c)          All such actions and determinations shall be made in accordance with the Company’s governing documents and applicable law. Subject to the governing documents of the Company and applicable law, the Committee may delegate all or any portion of its authority under the Plan to a subcommittee of members of the Board and/or officers of the Company for the purposes of determining or administering Awards granted to persons who are not then subject to the reporting requirements of Section 16 of the Exchange Act. The Committee’s prior exercise of discretionary authority shall not obligate it to exercise its authority in a similar fashion thereafter.

4.          Stock Available.

(a)          Reserved Shares. Subject to adjustment as provided in Section 13 hereof, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 700,000, all of which shall be available for issuance as Incentive Stock Options. Shares used for purposes of the Plan may be either authorized and unissued Shares, or previously issued Shares held in the treasury of the Company, or both.

(b)          Accounting for Shares.

(i)          Except as provided in this Section 4, for every Share subject to Awards, the Shares available for grant hereunder shall be reduced by one Share. Awards to be settled only in cash shall not be counted against the Share limit above.

(ii)         With respect to Performance Awards which are payable in Shares (whether in whole or in part, as elected by the Participant at the time such Award is settled), the maximum number of Shares shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan, subject to Section 4(b)(v) below.

(iii)        Awards not denominated, but potentially payable, in Shares shall be counted against the aggregate number of Shares available for granting Awards under the Plan in such amount and at such time as the Awards are settled in Shares; provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards may only be counted once against the aggregate number of Shares available, and the Committee shall adopt procedures, as it deems appropriate, in order to avoid double counting.

(iv)         Substitute Awards shall not be counted against the Shares available for granting Awards under this Plan. Shares available under a shareholder approved equity plan acquired in a corporate acquisition or merger (each, a “pre-existing plan”) may be used for post-transaction Awards under this Plan without counting against the Shares reserved in Section 4(a) provided that (i) the number of Shares available for grant is appropriately adjusted to reflect the relative value of the Shares and the shares subject to the acquired entity’s equity plan, (ii) any such Award is not made beyond the period when it could have been granted under the pre-existing plan absent such transaction, and (iii) any such Award is not granted to individuals who were employed by the Company or its Affiliates immediately before the closing of such transaction. The provisions of this Section 4(b)(iv) shall be interpreted consistent with the applicable listing requirements.

(v)          If any Shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of all or a portion of the Shares subject thereto (including the settlement of any Performance Awards in cash rather than Shares), then all or a portion, as applicable, of the number of Shares related to such Award shall not be counted against the Share limit above, but shall again be available for making Awards under the Plan.

(vi)         Notwithstanding anything herein to the contrary, Shares subject to an Award under the Plan may not again be made available for issuance under the Plan if such Shares are (x) Shares that were subject to an Option or a share-settled SAR and were not issued upon the net settlement or net exercise of such Option or SAR, (y) Shares delivered to or withheld by the Company or any Affiliate to pay the exercise price or the withholding taxes under an Option or SAR or (z) Shares repurchased on the open market with the proceeds of an Option exercise.

5.          Award Eligibility and Limitations.

(a)          General Rule. Awards under the Plan may be granted to any Eligible Person, provided that only Employees shall be eligible to receive Incentive Stock Options. Awards may be granted to Eligible Persons whether or not they hold or have held Awards previously granted under the Plan or otherwise granted or assumed by the Company. In selecting Eligible Persons for Awards, the Committee may take into consideration any factors it may deem relevant, including its views of the Eligible Person’s present and potential contributions to the success of the Company and its Affiliates.

(b)          Limitations. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the number of Shares that may be granted in the form of any type of Award under this Plan in a single fiscal year to a Participant may not exceed 100,000 Shares, subject to adjustment as provided in Section 13, and excluding any Substitute Awards or other Awards described in Section 4(b)(iv) above. For avoidance of doubt, the maximum limit described in the immediately preceding sentence shall separately apply to Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, and Other Stock and Stock Unit Awards under Section 10 below. In addition, the maximum Performance Award opportunity that may be granted in any fiscal year and payable in cash to a Participant is $5 million, excluding any Substitute Awards or other Awards described in Section 4(b)(iv) above.

6.          Stock Options.

(a)          Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants as shall be determined by the Committee in its discretion; provided, however, ISOs may only be granted to Employees. Subject to Sections 4 and 5 hereof, the Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant.

(b)          ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares (determined at the Grant Date) with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan or agreement of the Company or any Affiliate) exceeds $100,000 (or such other amount as may be specified in Section 422 of the Code), such excess Options shall be treated as Non-qualified Stock Options.

(c)          Option Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the terms of the Option, including the Option Price, the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability, or other termination of employment or service, and such other provisions as the Committee shall determine. The Award Agreement shall also specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Non-qualified Stock Option, provided that the Options will be deemed Non-qualified Stock Options in the absence of such specification.

(d)          Option Price. The Option Price shall be determined by the Committee subject to the following limitations. In the case of an ISO, the Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Grant Date, or in the case of any Optionee who is a Ten Percent Shareholder at the Grant Date, such Option Price shall not be less than 110% of the Fair Market Value of such Stock on the Grant Date. In the case of a NQSO, the Option Price shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date. In no event shall the Option Price of any Option be less than the par value of the Stock.

(e)          Duration of Options. Each Option shall expire as set forth in the Award Agreement, provided, however, that no Option shall be exercisable later than the tenth anniversary date of its Grant Date and no ISO which is granted to any Optionee who, at the time such ISO is granted, is a Ten Percent Shareholder, shall be exercisable after the fifth anniversary date from such Grant Date.

(f)          Exercisability. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as set forth in the Award Agreement, which need not be the same for all Participants. An Option may not be exercised for a fraction of a Share.

(g)          Method of Exercise. In order to exercise an option, the Optionee shall deliver to the Company properly executed exercise notice specifying the number of shares of Stock to be purchased, together with cash or a certified or bank cashier’s check payable to the order of the Company in the aggregate amount of the Option Price therefor, provided that the Committee may, in its discretion permit a Participant to satisfy such aggregate Option Price by one or more of the following methods, in each case, to the extent permitted by applicable laws: (i) a reduction in Shares issuable upon exercise which have a value at the time of exercise that is equal to the Option Price, (ii) delivery of irrevocable instructions to a stockbroker to sell immediately some or all of the Shares acquired by exercise of the Option and to promptly deliver to the Company an amount of the sale proceeds sufficient to pay the aggregate Option price, (iii) delivery of previously owned Shares having a Fair Market Value on the date of exercise equal to the aggregate purchase price, or (iii) any other form that is consistent with, or permitted by, applicable laws, regulations and rules. An Optionee shall have none of the rights of a shareholder until the date as of which Shares are issued to him. For purposes of payment described in (i) above, the exercise shall be deemed to have occurred on the date the Company receives the exercise notice, accompanied by the stockbroker instructions, unless the Committee determines otherwise.

(h)          Limitation on Exercise of Options. Notwithstanding the terms of any Award Agreement to the contrary, the Committee shall have the absolute discretion to impose a “blackout” period on the exercise of an Option with respect to any or all Participants (including those whose employment or service has terminated) to the extent that it determines that doing so is required or desirable in order to comply with applicable securities laws, provided that, if any blackout period occurs, the term of the Option shall not expire until the earlier of (i) 30 days after the blackout period ends or (ii) the tenth (10th) anniversary of the Grant Date. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave of absence approved by the Company; provided, further that in the case of an ISO, any such determination satisfies the requirements of Section 422 of the Code.

(i)          Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement, in the event a Participant’s employment or service with the Company and its Affiliates is terminated before exercise of an Option, the following rules shall apply:

(i)          Generally. An Option may be exercised after the date of the Participant’s termination of employment or service, as applicable, only to the extent that the Option was vested as of the date of such termination. Any Option not vested at the time of a Participant’s termination of employment or service, as applicable, shall terminate and the Shares underlying such Option shall revert to the Plan and become available for future Awards. A vested Option may not be exercised after the expiration of one of the periods described below in (ii) through (iv) or after the expiration of the Term of such Option as set forth in the Award Agreement.

(ii)         Termination upon death or Disability. If a Participant’s employment or service, as applicable, is terminated due to his death or Disability, the Participant (or the Participant’s beneficiary) may exercise the vested portion of a Non-Qualified Stock Option for up to one year after the date of the Participant’s termination of employment or service, as applicable, but in no event later than the date of expiration of the Option.

(iii)        Termination for Cause. If the Participant’s termination of employment or service, as applicable, is terminated by an Employer for Cause, any outstanding Option (whether vested or unvested) will immediately expire and be forfeited upon such termination.

(iv)         Other Terminations. Upon any other termination of employment or service, as applicable, other than for the reasons set forth in subsections (ii) or (iii) above or as set forth in Section 12, the Participant may exercise the vested portion of the Option for up to 90 days after the date of the Participant’s termination of employment or service, as applicable, but in no event later than the date of expiration of the Option.

(j)          Non-transferability of Options.

(i)          Subject to Sections 6(j)(ii) and 20(b) hereof, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Subject to Sections 6(j)(ii) and 20(b) hereof, during the lifetime of a Participant, the Option may be exercised only by the Participant or his guardian or legal representative.

(ii)         The Committee may grant Non-qualified Stock Options (with or without tandem SARs) that are transferable during the lifetime of the Participant but only to the extent consistent with applicable laws and registration requirements, provided that (A) no consideration is paid for the transfer and (B) no Options granted to Section 16 Persons may be transferable unless and except to the extent such transferability would not result in the loss of any Rule 16b-3 exemptions for nontransferable Options granted or to be granted under the Plan; provided, that, in the absence of such provisions in the Award Agreement, the Options will be non-transferable except as provided in Section 6(j)(i) hereof. The transferee of an Option shall be subject to all restrictions applicable to the Option prior to its transfer. The Award Agreement granting the Option shall set forth the transfer conditions and restrictions. The Committee may impose on any transferable Option and on Stock issued upon the exercise of an Option such limitations and conditions as the Committee deems appropriate.

7.          Stock Appreciation Rights.

(a)          Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants, at the discretion of the Committee, in any of the following forms:

(i)          In connection with the grant, and exercisable in lieu, of Options (“Tandem SARs”);

(ii)         In connection with, and exercisable in addition to, the grant of Options (“Additive SARs”);

(iii)        Independent of the grant of Options (“Freestanding SARs”); or

(iv)         In any combination of the foregoing.

(b)          Exercise Price. The SAR Exercise Price shall be determined in the sole discretion of the Committee and set forth in the applicable Award Agreement, and shall be no less than 100% of the Fair Market Value of a Share on the Grant Date. The SAR Exercise Price of a Tandem SAR or an Additive SAR shall be the same as the Option Price of the Related Option.

(c)          Exercise of Tandem SARs. Tandem SARs may be exercised with respect to all or part of the Shares subject to the Related Option. The exercise of Tandem SARs shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Tandem SAR is exercised. Conversely, the exercise, in whole or part, of a Related Option, shall cause a reduction in the number of Shares subject to the Tandem SAR equal to the number of Shares with respect to which the Related Option is exercised. Shares with respect to which the Tandem SAR shall have been exercised may not be subject again to an Award under the Plan.

Notwithstanding any other provision of the Plan to the contrary, a Tandem SAR shall expire no later than the expiration of the Related Option and shall be exercisable only when the Related Option is eligible to be exercised. In addition, if the Related Option is an ISO, a Tandem SAR shall be exercised for no more than 100% of the difference between the Fair Market Value of Shares subject to the Related Option at the time the Tandem SAR is exercised and the Option Price of the Related Option.

(d)          Exercise of Additive SARs. Additive SARs shall be deemed to be exercised upon, and in addition to, the exercise of the Related Option. The deemed exercise of Additive SARs shall not reduce the number of Shares with respect to which the Related Option remains unexercised.

(e)          Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon such SARs.

(f)          Other Conditions Applicable to SARs. In no event shall the term of any SAR granted under the Plan exceed ten years from the Grant Date. A SAR may be exercised only when the Fair Market Value of a Share exceeds either (i) the Fair Market Value per Share on the Grant Date in the case of a Freestanding SAR or (ii) the Option Price of the Related Option in the case of either a Tandem SAR or Additive SAR. A SAR shall be exercised by delivery to the Committee of a notice of exercise in the form prescribed by the Committee.

(g)          Payment Upon Exercise of SARs. Subject to the provisions of the Award Agreement, upon the exercise of a SAR, the Participant shall be entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount equal to the product of multiplying (i) the number of Shares with respect to which the SAR is exercised by (ii) an amount equal to the excess of (A) the Fair Market Value per Share on the date of exercise of the SAR over (B) SAR Exercise Price.

Payment to the Participant shall be made in Shares, valued at the Fair Market Value of the date of exercise, in cash, or a combination thereof, as the Committee may provide in the Award Agreement. To the extent required to satisfy the conditions of Rule 16b-3(e), or as otherwise provided in the Award Agreement, the Committee shall have the sole discretion to consent to or disapprove the election of any Participant to receive cash in full or partial settlement of an SAR. In cases where an election of settlement in cash must be consented to by the Committee, the Committee may consent to, or disapprove, such election at any time after such election, or within such period for taking action as is specified in the election, and failure to give consent shall be disapproval. Consent may be given in whole or as to a portion of the SAR surrendered by the Participant. If the election to receive cash is disapproved in whole or in part, the SAR shall be deemed to have been exercised for Shares, or, if so specified in the notice of exercise and election, not to have been exercised to the extent the election to receive cash is disapproved.

(h)          Non-transferability of SARs. No SARs granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution, unless the Committee provides otherwise pursuant to Section 20(b) hereof. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

8.          Restricted Stock and Restricted Stock Units.

(a)          Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee may grant awards of Restricted Stock or Restricted Stock Units under the Plan to such Participants and in such amounts as it shall determine. Participants receiving such awards shall not be required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services and/or until other conditions are satisfied as determined by the Committee in its sole discretion, unless required by applicable law. Any grant of an Award under this Section 8 or the vesting thereof may be further conditioned upon the attainment of Performance Measures established by the Committee in accordance with the applicable provisions of Section 9 regarding Performance Awards.

(b)          Award Agreement. Each award of Restricted Stock or Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the additional terms of the Award, including the Period of Restriction, the conditions which must be satisfied prior to removal of the restriction, the number of Shares granted or relating to such award, and such other provisions as the Committee shall determine.

(c)          Transferability. Except as provided in this Section 8, neither the Shares of Restricted Stock or Restricted Stock Units granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or upon earlier satisfaction of such other conditions as may be specified by the Committee in its sole discretion and set forth in the Award Agreement. All rights with respect to the Restricted Stock or Restricted Stock Units granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

(d)          Other Restrictions. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. Alternatively, the Committee, in its sole discretion, may have Shares of Restricted Stock issued without legend and held by the Secretary until such time that all restrictions are satisfied.

(e)          Restricted Stock Certificate Legend. In the event that the Committee elects to legend the certificates representing Restricted Stock, and in addition to any legends placed on certificates pursuant to Section 8(d) hereof, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

“The sale or other transfer of the shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Agree Realty Corporation 2014 Omnibus Incentive Plan, effective ________ __, 2014, as amended, and in a Restricted Stock Agreement dated ________ ___, 20___. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Agree Realty Corporation.”

(f)          Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction and/or upon the satisfaction of other conditions as determined by the Committee in its sole discretion. Once the Shares are released from the restrictions, the Participant shall be entitled to have removed any legend that may have been placed on the certificates representing such Shares pursuant to Sections 8(d) and 8(e) hereof.

(g)          Rights of Holders of Shares of Restricted Stock. Unless the Committee otherwise provides in an Award Agreement, holders of Shares of Restricted Stock shall have the right to vote such Shares and the right to receive any dividends or distributions declared or paid with respect to such Shares. All distributions, if any, received by a Participant with respect to Restricted Shares as a result of any share split, share dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were distributed and the Shares shall bear legends reflecting such restrictions.

(h)          Rights of Holders of Restricted Stock Units. Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as shareholders of the Company. The Committee may provide in an Award Agreement evidencing a grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the payment of a cash dividend or distribution on outstanding Shares, or at any time thereafter, a cash payment for each Restricted Stock Unit held equal to the per-share dividend, which payment would be paid in accordance with rules set forth by the Committee. A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

(i)          Settlement of Restricted Stock Units. Settlement of earned Restricted Stock Units will be made upon the date(s) determined by the Committee and set forth in the Award Agreement. The Committee may, in its sole discretion, settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(j)          Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement, in the event a Participant’s employment or service with the Company and its Affiliates is terminated before vesting of any Shares of Restricted Stock or Restricted Stock Units, any Share of Restricted Stock or Restricted Stock Unit that is not vested at the time of a Participant’s termination of employment or service, as applicable, shall be forfeited. Upon forfeiture, the Participant shall have no further rights with respect to such Award, including the right to vote such Shares or the right to receive dividends with respect to such Shares.

9.          Performance Awards.

(a)          Grant of Performance Awards. Subject to the terms and provisions of the Plan, the Committee may authorize grants of Performance Awards to Participants in the form of either Performance Units or Performance Shares, and such Awards shall be evidenced by an Award Agreement. Each Award Agreement shall specify the additional terms of the Performance Awards, including the number of Performance Units or Performance Shares (subject to Section 13 hereof), the time and manner in which such Award shall be settled, the performance period to which it relates, the applicable Performance Measures, and such other terms and conditions as the Committee determines consistent with the terms of the Plan. Subject to Section 4 and 5 hereof, the Committee shall have complete discretion in determining the size of any Performance Award granted to Participants hereunder. Participants receiving Performance Awards shall not be required to pay the Corporation therefor (except for applicable tax withholding) unless required by applicable law.

(b)          Performance Period. The performance period with respect to each Performance Award shall be set forth in the Award Agreement, and may be subject to earlier termination in the event of a termination of employment or service.

(c)          Performance Measures. Each Award Agreement for Performance Awards shall specify the Performance Measures that are to be achieved by the Participant and a formula for determining the settlement amount to be paid (in the form provided in Section 9(f) hereof) if the Performance Measures are achieved. The Committee may establish a pool that will be funded based on the achievement of Performance Measures or a percentage of any of the underlying business criteria, provided that if such design feature is intended to apply to Covered Employees, such feature must meet the requirements of Section 162(m) of the Code. In addition, the Committee may exercise negative discretion to reduce the amount of, or eliminate, a Performance Award that otherwise would be payable pursuant to this Section 9, but may not increase any amount payable under a Performance Award intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code.

(d)          Adjustments relating to Performance Measures. The Committee is authorized to exclude one or more of the following items in establishing Performance Measures for Performance Awards: (1) extraordinary items outside the ordinary course of business, including acquisitions, dispositions, restructurings; (2) accounting policy changes required by the U.S. Securities and Exchange Commission or the U.S. Financial Accounting Standards Board; (3) the effect of any change in the outstanding shares of Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, share repurchase, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends; and (4) any other objective criteria established by the Committee. Notwithstanding the foregoing, any determinations by the Committee to exclude such items with respect to a Performance Award granted to a Covered Employee and intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code must be made before the first to occur of 90 days after the commencement of the period of service to which the performance goals relate and the lapse of 25% of the period of service to which the performance goals relate.

(e)          Performance Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that a Performance Award to be granted to a Participant who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section9(e).

(i)          Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more Performance Measures, as specified by the Committee and meet the requirements of this Section 9(e). Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii)         Timing For Establishing Performance Goals. Performance goals shall be established, in writing, not later than the first to occur of 90 days after the commencement of the period of service to which the performance goals relate and the lapse of 25% of the period of service to which the performance goals relate, or at such other date as may be required for “performance-based compensation” under Section 162(m) of the Code.

(iii)        Committee Certification. Prior to the settlement of any Award that is contingent on the achievement of one or more Performance Measures, the Committee shall certify in writing that the applicable performance goals and any other material terms of the Award were in fact satisfied. For purposes of this Section 9(e)(iii), approved minutes of the Committee shall be adequate written certification.

(iv)         Status Performance Awards Under Section 162(m) of the Code. It is the intent of the Company that Performance Awards under this Section 9(e) granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) of the Code shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. Accordingly, the terms of this Section 9(e), including the definitions of Covered Employee and other terms used herein, shall be interpreted in a manner consistent with Section 162(m) of the Code. The foregoing notwithstanding, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any Award Agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Section 162(m) of the Code, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

(f)          Form of Payment. Payment of the amount to which a Participant shall be entitled upon the settlement of Performance Award shall be made in cash, Stock, other property or a combination thereof as set forth in the Award Agreement. Payment may be made in a lump sum or installments as prescribed by the Committee.

(g)          Non-transferability. Unless the Committee provides otherwise pursuant to Section 20(b) hereof, no Performance Units or Performance Shares granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. All rights with respect to Performance Units and Performance Shares granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or personal representative.

(h)          Dividends or Dividend Equivalent Rights for Performance Awards. Notwithstanding anything to the foregoing in the Plan, the right to receive dividends, dividend equivalent rights or distributions with respect to a Performance Award shall only be earned by a Participant if and to the extent that the underlying Performance Award is earned by the Participant, and shall be paid in the same time and manner as the underlying Performance Award.

(i)          Voting Rights. During the performance and vesting periods, Participants in whose name Performance Shares are granted hereunder may not exercise voting rights with respect to those Shares.

(j)          Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement, in the event a Participant’s employment or service with the Company and its Affiliates is terminated before the Performance Shares or Performance Units are earned and vested, such Performance Shares and/or Performance Units shall be forfeited.

10.         Other Stock and Stock Unit Awards.

(a)          Grant. The Committee is authorized to grant to Participants, either alone or in addition to other Awards made under the Plan, Other Stock and Stock Unit Awards to be issued at such times, subject to or based upon achievement of such performance or other goals and on such other terms and conditions as the Committee shall deem appropriate and specify in the Award Agreement relating thereto, which need not be the same with respect to each Participant. Stock or other securities granted pursuant to Other Stock and Stock Unit Awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law.

(b)          Sale and Transferability. To the extent an Other Stock and Stock Unit Award granted under the Plan is deemed to be a derivative security within the meaning of Rule 16b-3, it may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution, unless the Committee provides otherwise pursuant to Section 20(b) hereof. All rights with respect to such Other Stock and Stock Unit Awards granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or personal representative.

(c)          Termination of Service. Unless otherwise set forth in the Award agreement, if, with respect to any Award, a Participant’s termination of employment or service, as applicable, occurs before the end of any period of restriction or non-transfer, or the vesting date applicable to such Award (or the applicable portion of such Award), or any performance goals or other vesting conditions are not achieved in whole or in part (as determined by the Committee) by the end of the period for measuring such goals and conditions, then all such then unvested and/or unearned Awards shall be forfeited by the Participant.

11.         Effect of Termination of Employment or Service on Awards; Forfeiture.

(a)          Generally. Subject to Section 3(b) hereof, the Committee may provide in any Award Agreement the circumstances in which Awards shall be exercised, vested, paid or forfeited in the event a Participant’s service or employment with the Company or an Affiliate terminates prior to the end of a performance period, Period of Restriction or the exercise, vesting or settlement of such Award. Notwithstanding any other provision of this Plan to the contrary, in the event of a Participant’s termination of employment or service (including by reason of death, Disability, or Retirement), or business divestiture, leave of absence approved by the Company, or in the event of hardship or other special circumstances, the Committee may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including, without limitation, waiving or modifying any limitation or requirement with respect to any Award under this Plan. However, any such actions taken by the Committee shall be subject to Section 3(b) hereof and should comply with the requirements of Code Sections 409A and 162(m) (and, with the latter, only to the extent such award is intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code).

(b)          Transfers between Employers. Awards under the Plan shall not be affected by the change of a Participant’s status within or among the Company and any Affiliate, so long as the Participant continues to be employed by or provide services to the Company or an Affiliate. For purposes of the Plan and any Award hereunder, if an entity that a Participant is employed by or otherwise providing services to ceases to be an Affiliate, a Participant shall be deemed to terminate employment or service, as applicable, on the date of the entity’s change in status, unless the Participant continues as a service provider in respect of the Company or another Affiliate (after giving effect to the change in status).

12.         Change in Control. Except as otherwise provided in an Award Agreement, in the event of a Change in Control or immediately prior to a Change in Control of the Company, the Committee may, but is not obligated to, without Participant consent (a) accelerate, vest or cause the restrictions to lapse with respect to, all or any portion of an Award, (b) cancel Awards for a cash payment equal to their fair value (as determined in the sole discretion of the Committee) which, in the case of Options and SARs, shall be deemed to be equal to the excess, if any, of value of the per Share consideration to be paid in the Change in Control transaction over the aggregate Option Price (in the case of Options) or SAR Exercise Price (in the case of SARs), or (c) cause any or all restrictions or conditions related to an Award to be released and accelerated, in such a manner, in the case of Section 16 Persons, as to conform to the provisions of Rule 16b-3. For avoidance of doubt, the treatment of Awards upon a Change in Control may vary among Participants in the Committee’s sole discretion. Notwithstanding the foregoing, the Committee has the discretion to require that a Participant experience a termination of employment or service before taking any of the actions described in this Section 12.

13.         Adjustment for Changes in Stock Subject to Plan and Other Events. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or Shares of the Company, the Committee shall make such adjustments, if any, as it deems appropriate in the number and kind of Shares subject to the Plan, in the number and kind of Shares covered by outstanding Awards, in the Option price per Share of outstanding Options or the SAR Exercise Price of outstanding SARs, and in the maximum number of Shares that may be issued to any Participant pursuant to Awards made under the Plan. If the adjustment would produce fractional Shares with respect to any then outstanding Awards, the Committee may adjust appropriately the number of Shares covered by the outstanding Awards so as to eliminate the fractional Shares. Any adjustment made under this Section 13 shall be done in a manner that complies with Section 409A of the Code, and any adjustments made with respect to Incentive Stock Options shall comply with Sections 422 and 424 of the Code.

14.         Other Terms and Conditions. The Committee may impose such other terms and conditions, not inconsistent with the terms hereof, on the grant, vesting or exercise of Awards or issuance of Shares in connection therewith, as it deems advisable.

15.         Effectiveness of Plan. This Plan will be effective upon the approval by a majority of the votes cast by the shareholders of the Company at a meeting of shareholders duly called and held for such purpose within twelve months of adoption of this Plan by the Board. Only Options may be granted prior to such shareholder approval, and such Options may not be exercisable prior to such shareholder approval.

16.         Amendment, Modification, and Termination of Plan.

(a)          Amendment, Modification and Termination. Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no Award shall be granted hereunder after the close of business on the next day preceding the tenth anniversary of the date of approval by shareholders as contemplated by Section 15 hereof. The Board may terminate, amend, or modify the Plan in its discretion, and any amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto, or under any other applicable laws, rules, or regulations. The Board is specifically authorized to amend the Plan and take such other action as it deems necessary or appropriate to comply with Sections 162(m) and 409A of the Code, or with Rule 16b-3.

(b)          Awards Previously Granted. No termination, amendment, or modification of the Plan, shall adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

17.         Withholding. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of all such taxes required to be withheld. Unless the Committee otherwise agrees in an Award Agreement or otherwise, a portion of any grant or award shall, at the time that the same becomes taxable to the Participant, be relinquished to the Company to satisfy the Participant’s federal tax withholding requirement. The Fair Market Value of any Shares (determined at the date of withholding) withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined using the applicable minimum statutory tax withholding rates. For the avoidance of doubt, the Participants shall have no legal right to own or receive any Shares withheld from delivery for such purpose, and otherwise shall have no rights in respect of such Shares whether as a shareholder or otherwise. The Company shall have the power and the right to deduct or withhold from any other payments due to a Participant, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment under or as a result of this Plan.

18.         Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

19.         Section 409A of the Code.

(a)          Generally. This Plan and any Award granted hereunder is intended to comply with, or be exempt from, the provisions of Section 409A of the Code, and shall be interpreted and administered in a manner consistent with that intention. Each payment under this Agreement is intended to be a “separate payment” and not of a series of payments for purposes of Section 409A.

(b)          409A Awards. The provisions of this Section 19 shall apply to any 409A Award or any portion an Award that is or becomes subject to Section 409A of the Code, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award. 409A Awards include, without limitation:

(i)          Any Non-qualified Stock Option or SAR that permits the deferral of compensation other than the deferral of recognition of income until the exercise of the Award; and

(ii)         Any other Award that provides by its terms for settlement of all or any portion of the Award on one or more dates following the Short-Term Deferral Period (as defined below).

Subject to any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A of the Code or other applicable guidance, the term “Short-Term Deferral Period” means the period ending on the later of (i) the date that is 2 ½ months from the end of the Company’s fiscal year in which the applicable portion of the Award is no longer subject to a “substantial risk of forfeiture”, or (ii) the date that is 2 ½ months from the end of the Participant’s taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning set forth in any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A of the Code or other applicable guidance.

(c)          Subsequent Elections. Any 409A Award which permits a subsequent election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:

(i)          No subsequent election may take effect until at least 12 months after the date on which the subsequent election is made;

(ii)         Each subsequent election related to a payment in settlement of an Award (other than upon the Participant’s death or Disability or upon an Unforeseeable Emergency) must result in a delay of the payment for a period of not less than five years from the date such payment would otherwise have been made; and

(iii)        No subsequent election related to a payment to be made upon a specified time shall be made less than twelve months prior to the date of the first scheduled installment relating to such payment.

(d)          Payments of 409A Awards. No payment in settlement of a 409A Award may commence earlier than:

(i)          Separation from Service (as determined pursuant to Treasury Regulations or other applicable guidance);

(ii)         The date the Participant becomes Disabled;

(iii)        Death;

(iv)         A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award, or (ii) specified by the Participant in an Election complying with the requirements of Section 19(c) hereof, as applicable;

(v)          To the extent provided by Treasury Regulations promulgated pursuant to Section 409A of the Code or other applicable guidance, a change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company; or

(vi)         The occurrence of an “Unforeseeable Emergency” (as defined in Section 409A of the Code).

(e)          Six Month Delay. Notwithstanding anything else to the contrary in the Plan, to the extent that a Participant is a “Specified Employee” (as determined in accordance with the requirements of Section 409A of the Code), no payment on account of a Participant’s Separation from Service in settlement of a 409A Award may be made before the date which is six months after such Participant’s date of Separation from Service, or, if earlier, the date of the Participant’s death.

(f)          Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any 409A Award for payment in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency. In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such payment(s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). All payments with respect to an Unforeseeable Emergency shall be made in a lump sum as soon as practicable following the Committee’s determination that an Unforeseeable Emergency has occurred. The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee. The Committee’s decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

(g)          No Acceleration of Payments. Notwithstanding anything to the contrary in this Plan, this Plan does not permit the acceleration of the time or schedule of any payment under this Plan in settlement of a 409A Award, except as provided by Section 409A of the Code and/or Treasury Regulations promulgated pursuant to Section 409A of the Code or other applicable guidance.

20.         General.

(a)          Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies as may be required. No Shares shall be issued or transferred pursuant to this Plan unless and until all legal requirements applicable to such issuance or transfer have, in the opinion of counsel to the Company, been complied with. In connection with any such issuance or transfer, the person acquiring the Shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company in respect to such matters as the Company may deem desirable to assure compliance with all applicable legal requirements.

(b)          Effect of the Plan. The establishment of the Plan shall not confer upon any Participant any legal or equitable right against the Company, its parent, or an Affiliate or the Committee or the Board, except as expressly provided in the Plan. The Plan does not constitute a contract of employment between the Company or any of its Affiliates and any Participant. Participation in the Plan shall not give any Participant any right to be retained in the employment of the Company or any of its Affiliates or to provide service on the Board. No Award and no right under the Plan, contingent or otherwise, shall be subject to any encumbrance, pledge or charge of any nature or shall be assignable except that a beneficiary may be designated in respect to the Award in the event of the death of the holder of the Award and except, also, that if the beneficiary shall be the executor or administrator of the estate of the holder of the Award, any rights in respect to such Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Award or under the laws relating to descent and distribution.

(c)          Nonexclusivity of the Plan. Neither the adoption of the Plan nor the submission of the Plan to the Company’s shareholders for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of options otherwise than under the Plan.

(d)          Not Benefit Plan Compensation. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of Participant’s compensation for purposes of determining the Participant’s benefits under any other benefit plans or arrangements provide by the Company or an Affiliate, except where the Committee expressly provides otherwise in writing.

(e)          Parachute Limitations. Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Participant with the Company or any Affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Participant (including groups or classes of Participants or beneficiaries of which the Participant is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Participant (a “Benefit Arrangement”), if the Participant is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Options, SARs, Restricted Stock, Performance Shares, Performance Units or other Awards hereunder held by that Participant and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Participant under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Participant under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Participant from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Participant without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Participant under any Other Agreement or any Benefit Arrangement would cause the Participant to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Participant as described in clause (ii) of the preceding sentence, then the Participant shall have the right, in the Participant’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Participant under this Plan be deemed to be a Parachute Payment, provided that any such payment or benefit that is excluded from the coverage of Section 409A of the Code shall be reduced or eliminated prior to the reduction or elimination of any benefit that is related to a 409A Award.

(f)          Creditors. The interests of any Participant under the Plan or any Award Agreement shall not be subject to the claims of creditors and may not, in any way, be assigned, alienated, or encumbered.

(g)          Governing Law. The Plan, and all Award Agreements made pursuant hereto, shall be governed, construed, and administered in accordance with and governed by the laws of the State of Maryland (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws of such jurisdiction or any other jurisdiction).

(h)          Section 16 of the Exchange Act. It is the intent of the Company that Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Awards, for the exemption from liability provided in Rule 16b-3 promulgated under the Exchange Act. The Company shall have no liability to any Participant or other person for Section 16 consequences of Awards or events in connection with Awards if an Award or related event does not so qualify.

(i)          Changes in Laws, Rules or Regulations. References in the Plan to any law, rule or regulation shall include a reference to any corresponding rule (or number redesignation) of any amendments or restatements to such law, rule or regulation adopted after the effective date of the Plan’s adoption.

(j)          Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(k)          Number and Gender. Under the Plan, the singular form of a word shall include the plural form, the masculine gender shall include the feminine gender and similar interpretations shall prevail as the context requires.

(l)          Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(m)          Other Actions. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including but not by way of limitation, the right of the Company to grant or issue options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation, or association.

(n)          Complete Statement of Plan. This document is a complete statement of the Plan.

* * *

As adopted and approved by the Board on ________ __, 2014, subject to approval by the shareholders of the Company.